SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  February 22, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


      33-70564                         04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                          02108-4406
(Address of principal executive offices)                             (Zip
Code)


Registrant's telephone number, including area code (617) 624-8900

                                None
 (Former name or former address, if changed since last report)


Item 5.  Other Events

    On February 22, 1996, Boston Capital Tax Credit Fund IV L.P., a
Delaware limited partnership, specifically Series 25 thereof (the "Partnership"), completed various agreements relating to Mokapoke Limited Partnership, a Maryland limited partnership (the "Operating Partnership"), including an Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of February 22, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates a recently renovated apartment complex located on Linden Avenue in Pocomoke City, Maryland which is known as Clarke Manor Apartments (the "Apartment Complex"). The Apartment Complex consists of thirty 1-bedroom apartment units, including one unit which is utilized by the on-site manager. Renovation of the Apartment Complex was substantially completed by April 1996 and the Apartment Complex is currently 100% occupied (as of December 31, 1996).

    The Operating Partnership is receiving financing from the FmHA in the aggregate amount of $1,232,276 (the "Permanent Loan") consisting of (i) a mortgage loan in the original principal amount of $1,203,000 which was assumed by the Operating Partnership and (ii) a mortgage loan in the amount of $37,170 made directly by FmHA to the Operating Partnership. The Permanent Loan has a subsidized interest rate of 1% and a term of 50 years.

    100% of the apartment units (30 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner of the Operating Partnership is R.T.M. Limited Partnership, a Maryland limited partnership of which R.T.M., Inc., a Maryland corporation ("RTM") is the general partner. The principals of RTM are Tevis Margolis and Robert Margolis, both of whom have extensive experience in the development and operation of affordable housing projects. They have been engaged in the real estate business for the past 25 years and have developed over 2,500 units in 60 housing projects.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $461,322 which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

    1. $306,551 on the latest to occur of (i) Tax Credit Set-Aside, (ii) receipt by Boston Capital of approval by Reznick, Fedder &
Silverman of a compliance and a of a minimum of 20% of the leases in the Apartment Complex, (iii) receipt by Boston Capital of an acceptable commitment of the Permanent Lender regarding the Permanent Loan, or (iv) the Admission Date (the "First
Installment");

    2.   $43,793 on the latest to occur of (i) Substantial Completion,
(ii) Cost Certification; (iii) receipt of an owner's title insurance policy satisfactory to BCTC 94, (iv) receipt of an estoppel letter and consent to syndication from the Permanent
Lender in a form acceptable to BCTC 94, (v) compliance with reasonable due diligence recommendations, (vi) receipt of a payoff letter, in a form acceptable to BCTC 94, from the Contractor stating that all amounts payable to the Contractor have been paid in full and that the Operating Partnership is not in default under the Construction Contract, or (vii) satisfaction of all of the conditions to the payment of the First Installment (the "Second Installment");

    3. $78,828 on the latest to occur of (i) State Designation, (ii) Initial 100% Occupancy Date, (iii) Final Closing, (iv) Breakeven
Point, or (v) satisfaction of all of the conditions to the payment of the First and Second Installments (the "Third
Installment"); and

    4.   $32,150 on the latest to occur of (i) Breakeven Confirmation or
(ii) satisfaction of all conditions to the payment of the First, Second and Third Installments (the "Fourth Installment").

The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $789,800 of Tax Credits during the 10-year period commencing in 1996, of which $781,900 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:
                    Normal          Capital        Cash
                    Operations     Transactions    Flow

General Partner     1%               49%           90%

Partnership        99%               51%           10%


    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Asset Management Limited Partnership ("BCAMLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee of $1,000 commencing in 1996 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in
Article XI of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the General Partner shall make a Subordinated Loan to the Operating Partnership in the amount of such deficiency. If the General Partner fails to make the Subordinated Loan, the amount of such fee shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow available for the payment of such fee, or in the first year in which proceeds of a Capital Transaction are available.

    The Operating Partnership will pay a Development Fee to the Developer for its service in connection with the construction and development of the Apartment Complex in an amount equal to $294,259. The Development Fee will be paid $43,793 from the proceeds of the Second Installment, $78,828 from the proceeds of the Third Installment, $32,150 from the proceeds of the Fourth Installment and the $139,488 balance shall be paid as a Deferred Development Fee in accordance with the provisions of Article XI of the Operating Partnership Agreement, but in no event later than December 31, 2011. The Operating Partnership will pay to the General Partner an annual Incentive Partnership Management Fee of $1,000 per annum commencing in 1996 for its services in connection with managing the day-to-day business of the Operating Partnership. The Incentive Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in
Article XI of the Operating Partnership Agreement.

Item 7.  Exhibits.

(c) Exhibits.                                              Page
(1)
(a)1  Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant
(including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)(a)  Amended and Restated Agreement of Limited
Partnership of Mokapoke Limited Partnership

(2)(b)  Certification and Agreement of Mokapoke Limited
Partnership

(4)(a)2  Agreement of Limited Partnership of the
Partnership

(16)  None

(17)  None

(21)  None

(24)  None

(25)  None

(28)  None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  March 19, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:  Boston Capital Associates IV L.P.,
its General Partner


By:  C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By:  /s/Herbert F. Collins
Herbert F. Collins, Partner


BOS2. 53110_1